SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 20, 2001

                             WOW Entertainment, Inc.
   --------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
   --------------------------------------------------------------------------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


   0-19049                                                         74-2504501
   --------------------------------------------------------------------------
   (Commission                                               (IRS Employer
   File Number)                                           Identification No.)


  Bank One Tower, 111 Monument Circle, Suite 4600, Indianapolis, Indiana 46204
  ----------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (317) 974-1969


                                       N/A
   --------------------------------------------------------------------------
   (Former Name, Address and Former Fiscal Year, if Changed Since Last Report)


                                     1 of 2

WOW Entertainment, Inc.
SEC Form 8-K

Item 5. Other Events and Regulation FD Disclosure.

In furtherance of its plans to diversify its operations and increase its earnings, the Company has established a subsidiary under the name CornerStone Wireless Services, Incorporated("CornerStone") to provide design services (including architectural and engineering services) in connection with the development and expansion of wireless transmission towers and other facilities for the wireless telecommunications industry within the United States. The Company acquired all of the outstanding stock of CornerStone, which was a shell corporation with no assets and no business operations, for nominal consideration from its incorporator, William A. Shoemake. This transaction is not being reported as an acquisition of significant assets under Item 2 because as of the date CornerStone became a subsidiary of the Company it had no assets and had not begun any business.

CornerStone first began business operations as of July 2001. CornerStone has hired Mr. Shoemake to serve as its President and Chief Executive Officer. Mr. Shoemake will direct the development of a full line of engineering and architectural services specializing in the wireless telecommunications industry.

Mr. Shoemake has over 16 years of experience in the telecommunications industry. He was previously Chief Operating Officer of Valcom, Inc. before joining qServe Communications as the Senior Vice President of Operations when the companies merged in July 2000. Prior to joining Valcom, Mr. Shoemake spent over 10 years at BellSouth Cellular Corporation, including serving as Director of Engineering and Operations for the Indiana markets. Mr. Shoemake has an AS degree in Electrical Engineering and Technology from Purdue University, a BS degree in Electrical Engineering from Purdue University and a Masters in Business Administration from Indiana Wesleyan University.

Item 7. Financial Statements and Exhibits

(a) and (b) No financial statements for CornerStone are required since the transaction reported is not an acquisition of significant assets required to be reported under Item 2.

(c)     Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WOW Entertainment, Inc.
                                            -----------------------
                                            (Registrant)

DATE:     August 1, 2001

                                        By:  /s/ Douglas E. May
                                             ---------------------------
                                             Douglas E. May,
                                             Vice President of Finance
                                             and Chief Financial Officer


                                        2